                                                                     EXHIBIT 3.4


                                 THIRD AMENDMENT

                                     TO THE

                           SECOND AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                               GROVE INVESTORS LLC


     This Third Amendment (the "AMENDMENT") to the Second Amended and Restated Limited Liability Company Agreement (this "AGREEMENT") of GROVE INVESTORS LLC, a Delaware limited liability company (the "COMPANY"), is made as of April 7, 1999.

     WHEREAS, the Company was formed under the laws of the State of Delaware by filing a certificate of formation with the Secretary of State of the State of Delaware pursuant to an Operating Agreement, dated as of January 15, 1998.

     WHEREAS, the Members whose names are set forth on Exhibit A (the "EXHIBIT A MEMBERS") recognize that the respective balances in their Capital Accounts as of December 31, 1998 may exceed their respective Percentage Interests of the total Capital Accounts of all Members as of such date (the "DISPARITY").

     WHEREAS, the Members wish to amend the Second Amended and Restated Limited Liability Company Agreement of the Company dated as of June 27, 1998 as set forth below to eliminate the Disparity as quickly as possible.

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

     FIRST: For taxable year 1999 only, prior to the allocation of Net Income or Net Loss, items of gross deduction will first be allocated to the Exhibit A Members in a manner necessary to cause to the maximum extent possible, the ratio of the Modified Capital Account balances of all Members to equal the ratio of their respective Percentage Interests.


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     SECOND: For taxable year 1999 only, the definition of "Net Income" and "Net
Loss" shall be amended to provide that items of deduction specially allocated pursuant to this Amendment shall also be excluded from the calculation of such taxable income or loss for such taxable year 1999.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first above written.

                                  MEMBERS

                                  OAK HILL STRATEGIC PARTNERS, L.P.

                                  By: FW Strategic Asset Management, L.P.
                                      ----------------------------------------
                                  By: Strategic Gen Par, Inc.
                                      ----------------------------------------


                                  By: /s/ Mark A. Wolfson
                                      ----------------------------------------
                                      Name:  Mark A. Wolfson
                                            ----------------------------------
                                      Title:
                                             ---------------------------------
                                      Address: 201 Main Street
                                               -------------------------------
                                               Fort Worth, Texas 76102
                                               -------------------------------





                                  FW GROVE COINVESTORS, L.P.

                                  By: FW Group Genpar, Inc.
                                      -----------------------------------------


                                  By: /s/ Mark A. Wolfson
                                      ----------------------------------------
                                      Name: Mark A. Wolfson
                                            ----------------------------------
                                      Title:
                                             ---------------------------------
                                      Address: 201 Main Street
                                               -------------------------------
                                               Fort Worth, Texas 76102
                                               -------------------------------


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                                  SUNAPEE SECURITIES, INC.

                                  By: /s/ Gary B. Wilkinson
                                      ----------------------------------------
                                      Name: Gary B. Wilkinson
                                            ----------------------------------
                                      Title: Treasurer
                                             ---------------------------------
                                      Address: Two Copely Place
                                               -------------------------------
                                               Boston, Massachusetts 02116
                                               -------------------------------





                                  SQUAM LAKE INVESTORS, II, L.P.

                                  By: GPI, Inc., its General Partner
                                      ----------------------------------------


                                  By: /s/ Gary B. Wilkinson
                                      ----------------------------------------
                                      Name: Gary B. Wilkinson
                                            ----------------------------------
                                      Title: Treasurer
                                             ---------------------------------
                                      Address: Two Copely Place
                                               -------------------------------
                                               Boston, Massachusetts 02116
                                               -------------------------------





                                  DLJ CAPITAL CORPORATION

                                  By: /s/ Ivy Dobbs
                                      ----------------------------------------
                                      Name: Ivy Dobbs
                                            ----------------------------------
                                      Title:
                                             ---------------------------------
                                      Address: 277 Park Avenue
                                               -------------------------------
                                                New York, New York 10172
                                               -------------------------------


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                                  DLJ PRIVATE EQUITY PARTNERS FUND, L.P.

                                  By:
                                      ----------------------------------------

                                  By: /s/ Ivy Dobbs
                                      ----------------------------------------
                                      Name: Ivy Dobbs
                                            ----------------------------------
                                      Title:
                                             ---------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------





                                  DLJ INVESTMENT PARTNERS II, L.P.

                                  By:
                                      ----------------------------------------

                                  By: /s/ Ivy Dobbs
                                      ----------------------------------------
                                      Name: Ivy Dobbs
                                            ----------------------------------
                                      Title:
                                             ---------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------




                                  GGEP-GROVE, L.P.

                                  By: George Group Inc.,
                                      ----------------------------------------
                                      its General Partner


                                  By: /s/ Michael L. George
                                      ----------------------------------------
                                      Name: Michael L. George
                                            ----------------------------------
                                      Title:
                                             ---------------------------------
                                      Address: One Galleria Tower
                                               -------------------------------
                                               13355 Noel Road
                                               -------------------------------
                                               Suitte 1100
                                               -------------------------------
                                               Dallas, Texas 02116
                                               -------------------------------

                                  MICHAEL L. GEORGE

                                  /s/ Michael L. George
                                  ------------------------------------
                                      Address: One Galleria Tower
                                               -------------------------------
                                               13355 Noel Road, Suite 1100
                                               -------------------------------
                                               Dallas, Texas 02116
                                               -------------------------------





                                  SALVATORE J. BONANNO

                                  /s/ Salvatore J. Bonanno
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------





                                  TED BRATTHAUAR

                                  /s/ Ted Bratthauar
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------





                                  JEFF BUST

                                  /s/ Jeff Bust
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------


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                                  STEPHEN CRIPE

                                  /s/ Stephen Cripe
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------





                                  DONALD MALLO

                                  /s/ Donald Mallo
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------





                                  DONALD MANVEL

                                  /s/ Donald Manvel
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------





                                  JOSEPH SHULL

                                  /s/ Joseph Shull
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------


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                                  KEITH SIMMONS

                                  /s/ Keith Simmons
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------





                                  JOHN WHEELER

                                  /s/ John Wheeler
                                  ------------------------------------
                                      Address:
                                               -------------------------------

                                               -------------------------------

                                                                       EXHIBIT A


                                EXHIBIT A MEMBERS

Salvatore J. Bonanno
Ted Bratthauar
Jeff Bust
Stephen Cripe
Donald Mallo
Joseph Shull
Keith Simmons
John Wheeler